SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): January 29, 1998

                               APHTON CORPORATION
             (Exact name of Registrant as specified in its charter)




   Delaware                          0-19122                       95-3640931
(State of other             (Commission File Number)             (IRS Employer
jurisdiction of                                                  Identification
incorporation)                                                        Number)




                  80 S.W. 8th Street, Miami, Florida 33130-3047
           (Address of principal executive offices including zip code)



        Registrant's telephone number including area code: (305) 374-7338





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Item 5.   Other Events

          REINCORPORATION IN DELAWARE

          On January 29, 1998, Aphton Corporation, a California corporation ("Aphton California"), completed a reincorporation (the "Reincorporation") in Delaware through the merger of Aphton California with and into its wholly owned subsidiary Aphton Corporation, a Delaware corporation ("Aphton Delaware" or the "Company"), with Aphton Delaware being the surviving corporation. As of the effective date of such merger (the "Effective Date"), Aphton California ceased to exist. The Reincorporation effects only a change in domicile. It will not result in any change of the name, business, management, employees, assets or liabilities or trading symbol of the Company. Appropriate consents and approvals were obtained for the reincorporation, including the approval of the shareholders of Aphton California at a Special Meeting of shareholders of Aphton California on November 5, 1997 and the approval of the sole stockholder of Aphton Delaware.

          Pursuant to the Agreement and Plan of Merger between the Aphton Delaware and Aphton California, dated as of January 29, 1998, each outstanding share of Aphton California's Common Stock, no par value, was automatically converted into one share of Common Stock, par value $.001 per share, of the Company. Each stock certificate representing issued and outstanding shares of Aphton California's Common Stock represents the same number of shares of the Company's Common Stock. In addition, each outstanding option or right to acquire shares of Aphton California's Common Stock was converted into an option or right to acquire an equal number of shares of the Company's Common Stock, under the same terms and conditions as the original options or rights.

Item 7.  Financial Statements and Exhibits

         (c)      Exhibits

                  2.1    Agreement and Plan of Merger of Aphton  Corporation,  a
                         Delaware   corporation,   and  Aphton  Corporation,   a
                         California corporation, dated as of January 29, 1998.

                  3.1    Certificate of Incorporation of the Company.

                  3.2    Bylaws of the Company.

Item 8.  Change in Fiscal Year

          The fiscal year of the Company begins on February 1 of each year and ends on January 31 of each year. This represents a change from the fiscal year of Aphton California, which has been from May 1 to April 30 of each year. The report covering the transition period will be filed on Form 10-K.



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                                    SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                               APHTON CORPORATION




Date:  January 30, 1998        By: /s/ Frederick W. Jacobs
                                  --------------------------
                                  Frederick W. Jacobs
                                  Treasurer and Chief Accounting Officer



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                                  EXHIBIT INDEX


Exhibit No.                Description                               Page No.

   2.1            Agreement and Plan of Merger of Aphton
                  Corporation, a Delaware corporation, and
                  Aphton Corporation, a California corporation, dated as of January 29, 1998.

   3.1            Certificate of Incorporation of the Company.

   3.2            Bylaws of the Company.